EXHIBIT 24

                         T. ROWE PRICE ASSOCIATES, INC.

                               POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of T. Rowe Price Associates, Inc., a Maryland corporation, constitute and appoint George A. Roche and Alvin M. Younger, Jr., or either of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors and officers of T. Rowe Price Associates, Inc., a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any amendment or supplement to such registration statement relating to the sale of common stock under the T. Rowe Price Associates, Inc. 1998 Director Stock Option Plan. We hereby confirm all acts taken by such agents and attorneys-in-fact, or either of them, as herein authorized.

Dated: November 10, 1999


                                  /s/ George A. Roche
                                  ----------------------------
                                      George A. Roche,
                                      Principal Executive Officer and Director


                                  /s/ Alvin M. Younger, Jr.
                                  ---------------------------
                                     Alvin M. Younger, Jr.,
                                     Principal Financial and Accounting Officer


                                  DIRECTORS:


                                  /s/ James E. Halbkat, Jr.
                                  ----------------------------
                                      James E. Halbkat, Jr.


                                  /s/ Henry H. Hopkins
                                  ----------------------------
                                      Henry H. Hopkins


                                  /s/ James A.C. Kennedy
                                  ----------------------------
                                      James A.C. Kennedy


                                  /s/ John H. Laporte
                                  ----------------------------
                                      John H. Laporte


                                  /s/ Donald B. Hebb, Jr.
                                  ----------------------------
                                      Donald B. Hebb, Jr.


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                                  /s/ Richard L. Menschel
                                  ----------------------------
                                      Richard L. Menschel



                                  /s/ William T. Reynolds
                                  ----------------------------
                                      William T. Reynolds



                                  /s/ James S. Riepe
                                  ----------------------------
                                      James S. Riepe



                                  /s/ Brian C. Rogers
                                  ----------------------------
                                      Brian C. Rogers



                                  /s/ Robert L. Strickland
                                  ----------------------------
                                      Robert L. Strickland



                                  /s/ M. David Testa
                                  ----------------------------
                                      M. David Testa



                                  /s/ Philip C. Walsh
                                  ----------------------------
                                      Philip C. Walsh



                                  /s/ Anne Marie Whittemore
                                  ----------------------------
                                      Anne Marie Whittemore


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